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                                                                    Exhibit 32.1

                                  CERTIFICATION

      We, Albert A. Canosa, Chief Executive Officer of Raytech Corporation (the "Company") and John B. Devlin, Chief Financial Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

      1. The quarterly report on Form 10-Q of the Company for the period ended March 28, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in such Form 10-Q fairly presents, in accordance with United States generally accepted accounting principles, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, we have executed this Certification this 12th day of May, 2004.

                                                /s/ ALBERT A. CANOSA
                                                ---------------------
                                                Albert A. Canosa
                                                President and
                                                Chief Executive Officer

                                                /s/ JOHN B. DEVLIN
                                                -------------------
                                                John B. Devlin
                                                Vice President, Treasurer
                                                and Chief Financial Officer